UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Mural Oncology plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! Important notice regarding the availability of proxy material for the shareholder meeting to be held on May 30, 2024. MURAL ONCOLOGY PLC 2024 Annual General Meeting Vote by May 29, 2024 11:59 PM EDT MURAL ONCOLOGY PLC TEN EARLSFORT TERRACE DUBLIN 2, D02 T380 IRELAND V40318-P07950 You invested in MURAL ONCOLOGY PLC and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. Get informed before you vote View the Notice of Annual General Meeting, Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 16, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote in Person at the Meeting* May 30, 2024 2:00 p.m. IST Smartphone users Point your camera here and vote without entering a control number Ten Earlsfort Terrace Dublin 2, D02 T380 Ireland *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V40319-P07950 Voting Items Board Recommends 1. Election of directors to serve until the Company’s 2025 Annual General Meeting Nominees: 1a. Scott Jackson, MBA For 1b. Francis Cuss, M.B., B.Chir., FRCP For 1c. Susan Altschuller, Ph.D., MBA For 1d. Benjamin Hickey, MBA For 1e. Caroline Loew, Ph.D. For 2. Ratification, in a non-binding advisory vote, of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending December 31, 2024 and authorization, in a binding vote, of the board of directors, acting through the audit committee, to set the independent auditor’s remuneration For Note: To consider and act on such business that may properly come before the Annual General Meeting or any adjournment or postponement thereof.